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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d)of
                          The Securities Act of 1934

         Date of Report (Date of earliest event reported) May 6, 1998
         ------------------------------------------------------------


                       Natural MicroSystems Corporation
 ______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                               0-23282               04-2814586
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(State or other jurisdiction of    (Commission          (IRS Employer
incorporation or organization)     File Number)        Identification Number)


                  100 Crossing Boulevard, Framingham, MA 01702
 ______________________________________________________________________________
              (Address of principal executive offices)  (Zip Code)


                                 (508) 620-9300
 ______________________________________________________________________________
              (Registrant's telephone number, including area code)
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ITEM 5    OTHER EVENTS

The Company's Press Release, Dated May 6, 1998, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.


ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          Exhibits
          --------

          Exhibit No. 99.1 Press Release dated May 6, 1998


                                       2
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Natural MicroSystems Corporation

                                                By /s/ John F. Kennedy
Dated: May 6, 1998                                 --------------------------
                                                John F. Kennedy
                                                Chief Financial Officer